UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 16, 2009

FORGEHOUSE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51465	20-1904354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Alexander Dr., Suite 150, Alpharetta, GA 30005
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (404) 495-3910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 23, 2009, Forgehouse, Inc. a Nevada corporation, (the “Registrant”), filed a Current Report on Form 8-K to report that it had entered into an Agreement and Plan of Merger (“Agreement”) among Northern Future Energy Corp., a Nevada corporation, and NFE Acquisition Corp., a newly-formed wholly-owned subsidiary of the Registrant.  In connection with the Agreement,  NFE Acquisition Corp was merged with and into Northern Future Energy Corp., the surviving entity.

This amendment to the Registrat’s Current Report on Form 8-K filed December 23, 2009,  is being filed to provide the audited financial statements of Northern Future Energy Corp for the period from inception (October 22, 2009) through December 31, 2009.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements

The following are the audited financial statements of Northern Future Energy Corp for the period from inception (October 22, 2009) through December 31, 2009.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder
Northern Future Energy Corp.

We have audited the accompanying balance sheet of Northern Future Energy Corp. (an exploration stage company) as of December 31, 2009, and the related statements of operations, stockholder’s equity and cash flows for the period from inception (October 22, 2009) through December 31, 2009.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northern Future Energy Corp. (an exploration stage company) as of December 31, 2009, and the results of its operations and its cash flows for the period from inception (October 22, 2009) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As more fully described in Note 2, the Company has incurred an operating loss and has an accumulated deficit.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Q Accountancy Corporation

/s/ Q Accountancy Corporation
Laguna Niguel, California
February 26, 2010

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
BALANCE SHEET
DECEMBER 31, 2009

ASSETS

Current assets
Cash	$66,126

Total current assets	66,126

Oil and gas properties	22,810

Total assets	$88,936

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities
Accrued expenses	$24,314

Total current liabilities	24,314

Stockholder’s equity
Preferred stock, $0.001 par value per share, 5,000,000 shares authorized, -0- shares issued and outstanding	-
Common stock, $0.001 par value; 100,000,000 shares authorized, 10,000,000 shares issued and outstanding	10,000
Additional paid-in capital	90,000
Accumulated deficit	(35,378)

Total stockholder’s equity	64,622

Total liabilities and stockholder’s equity	$88,936

See accompanying notes to financial statements

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

Net revenue	$-

Operating expenses
Legal and professional	30,314
General and Administrative	5,064

Total operating expenses	35,378

Loss before income taxes	(35,378)

Provision for income taxes	-

Net loss	$(35,378)

Net loss per common share – basic and diluted	$0.00

Weighted average of common shares – basic and diluted	10,000,000

See accompanying notes to financial statements

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

	Common Stock
	Number of Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholder’s Equity

Balance, October 22, 2009	-	$-	$-	$-	$-

Issuance of common stock for cash	10,000,000	10,000	90,000	-	100,000

Net loss	-	-	-	(35,378)	(35,378)

Balance, December 31, 2009	10,000,000	$10,000	$90,000	$(35,378)	$64,622

See accompanying notes to financial statements

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

Cash flows from operating activities
Net loss	$(35,378)
Adjustments to reconcile net loss to net cash used in operating activities
Increase in accrued expenses	24,314

Net cash used in operating activities	(11,064)

Cash flows from investing activities
Purchase of oil and gas properties	(22,810)

Net cash used by investing activities	(22,810)

Cash flows from financing activities
Proceeds from issuance of common stock	100,000

Net cash provided by financing activities	100,000

Net increase in cash	66,126

Cash, beginning of period	-

Cash, end of period	$66,126

Supplemental disclosure of cash flow information
Income taxes paid	$-

Interest paid	$-

See accompanying notes to financial statements

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Northern Future Energy Corp. (NFEC) was incorporated under the laws of the State of Nevada on October 22, 2009.  On November 20, 2009, NFEC acquired an 87.5% net revenue interest in a certain oil and gas lease in the state of Alaska.  NFEC is involved in the oil and gas exploration business.  In these notes, the terms “NFEC”, “Company”, “we”, “us” or “our” mean Northern Future Energy Corp.

Exploration Stage

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America, and are expressed in United States dollars.  The Company has not produced significant revenues from its principal business and is in the exploration stage company as defined by ASC 915, Development Stage Entities.

In an exploration stage company, management devotes most of its time to the acquisition of oil and gas leases, conducting exploratory work, and developing its business.  These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business.  The Company has never paid any dividends and is unlikely to pay dividends may not generate any significant earnings in the immediate or foreseeable future.  The continuation of the Company as a going concern and the ability of the Company to emerge from the exploration stage with respect to any planned principal business activity is dependent upon the continued financial support from its shareholder, the ability of the Company to obtain necessary equity financing, and the attainment of profitable operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods.  Actual results could materially differ from those estimates.

The Company’s financial statements are based on a number of significant estimates, including the purchase price acquisition costs allocated to the oil and gas properties and accruals for estimated professional fees.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

The carrying values reflected in the balance sheet for cash, accounts payable and accrued liabilities approximate their fair values because of the short-term nature of these instruments.

Oil and Gas Properties

The Company follows the full cost method of accounting whereby all costs related to the acquisition and development of oil and gas leases and acquisition and development of oil and gas properties are capitalized into a single cost center (“full cost pool”).  Such costs include lease acquisition costs, geological and geophysical expenses, overhead directly related to exploration and development activities and costs of drilling both productive and non-productive wells.  Proceeds from property sales are generally credited to the full cost pool without gain or loss recognition unless such a sale would significantly alter the relationship between capitalized costs and the proved reserves attributable to these costs.  A significant alteration would typically involve a sale of 25% or more of the proved reserves related to a single full cost pool.

Depletion of exploration and development costs is computed using the units of production method based upon estimated proven oil and gas reserves.  The costs of unproved properties are withheld from the depletion base until it is determined whether or not proved reserves can be assigned to the properties.  The properties are reviewed quarterly for impairment.

Also under the full cost method of accounting, capitalized oil and gas property costs less accumulated depletion and net of deferred income taxes may not exceed an amount equal to the present value, discounted at 10%, of estimated future net revenues from proved gas reserves plus the cost or estimated fair value, if lower, of unproven properties.  In accordance with ASC 410 and SAB 106, future cash outflows associated with settling asset retirement obligations that have been accrued on the balance sheet, if any, have been excluded from the present value of estimated future net cash flows used in the ceiling test calculation.  Should capitalized costs exceed this ceiling, impairment is recognized.  The present value of estimated future net revenues is computed by applying current prices of oil and gas to estimated future production of proved oil and gas reserves as of period-end, less estimated future expenditures to be incurred in developing and producing the proved reserves assuming the continuation of existing economic conditions.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets

At December 31, 2009, the Company’s only long lived asset was its oil and gas properties.  Oil and gas properties whose costs are individually significant are assessed individually.  Where it is not practicable to assess individually, such properties may be grouped for an assessment of impairment.  Impairment of oil and gas properties is estimated based on primary lease terms, geologic data, average holding periods and monthly production.  The Company’s oil and gas properties are evaluated quarterly for the possibility of potential impairment.  At December 31, 2009, the Company determined that the oil and gas properties fair value exceeded its carrying amount and therefore did not recognize an impairment loss.

Asset Retirement Obligations

ASC 410, Asset Retirement and Environmental Obligations addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs.    Specifically, ASC 410 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made.  In addition, the asset retirement cost is capitalized as part of the asset’s carrying value and subsequently allocated to expense over the asset’s useful life.  At December 31, 2009, the Company did not have any asset retirement obligations.

Revenue Recognition

Oil and gas revenue will be recognized as income when oil or gas is produced and sold.

Income Taxes

Income tax expense is based on pre-tax financial accounting income.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carryforwards, and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes (continued)

Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Basic and Diluted Net Income / Loss Per Common Share (EPS)

Basic net loss per share is computed by dividing net loss attributable to the common stockholder by the weighted average number of shares outstanding during the reporting period.  The shares of restricted common stock granted to certain officers, directors and employees of the Company are included in the computation only after the shares become fully vested.  Diluted net income per common share includes the potential dilution that could occur upon the exercise of options, warrants and the conversion of preferred shares to acquire common stock computed using the treasury stock method which assumes that the increase in the number of shares is reduced by the number of shares which could have been repurchased by the Company with the proceeds from the exercise of the options and warrants (which were assumed to have been made at the average market price of the common shares during the reporting period).

As of December 31, 2009, the Company had 10,000,000 shares of its capital issued and outstanding and had no outstanding options, warrants or convertible debt.

Comprehensive Income / Loss

Comprehensive income or loss reflects changes in equity that results from transactions and economic events from non-owner sources.  The Company had no other components comprehensive loss for the period ended December 31, 2009 other than its net loss of $35,378.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In June 2009, the Financial Accounting Standards Board (“FASB”) issued ASC Statement No. 105,   the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”).  ASC 105 will become the single source authoritative nongovernmental U.S. generally accepted accounting principles (“GAAP”), superseding existing FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force, and related accounting literature.  ASC 105 reorganized the thousands of GAAP pronouncements into roughly 90 accounting topics and displays them using a consistent structure.  Also included is relevant SEC guidance organized using the same topical structure in separate sections.  The Company adopted ASC 105 for the financial statements ended December 31, 2009.  The adoption of ASC 105 did not have an impact on the Company’s financial position or results of operations.

On October 22, 2009, the Company adopted ASC 825-10-65, Financial Instruments – Overall – Transition and Open Effective Date Information (ASC 825-10-65). ASC 825-10-65 amends ASC 825-10 to require disclosures about fair value of financial instruments in interim financial statements as well as in annual financial statements and also amends ASC 270-10 to require those disclosures in all interim financial statements. The adoption of ASC 825-10-65 did not have a material impact on the Company’s results of operations or financial condition.

On October 22, 2009, the Company adopted ASC 855, Subsequent Events (ASC 855). ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. This disclosure should alert all users of financial statements that an entity has not evaluated subsequent events after that date in the set of financial statements being presented. The adoption of ASC 855 did not have a material impact on the Company’s results of operations or financial condition.

On October 22, 2009, the Company adopted ASU No. 2009-05, Fair Value Measurements and Disclosures (Topic 820) (ASU 2009-05). ASU 2009-05 provided amendments to ASC 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities. ASU 2009-05 provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using certain techniques. ASU 2009-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of a liability. ASU 2009-05 also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. The adoption of ASU 2009-05 did not have a material impact on the Company’s results of operations or financial condition.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

2.           GOING CONCERN

The Company has accumulated a deficit of $35,378 to date and additional financing will be required by the Company to support development of its oil and gas properties until such time as the Company achieves positive cash flow from operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The Company’s ability to achieve and maintain profitability and positive cash flow is dependent upon its ability to locate additional profitable oil and gas properties, generate significant revenues from its oil and gas production and control production costs.  Based upon current plans, the Company expects to incur operating losses in future periods.  There is no assurance that the Company will be able to generate significant revenues in the future.  The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3.           OIL AND GAS PROPERTIES

On November 20, 2009, the Company acquired from third parties a net revenue interest in certain oil and gas leases of not less than 87.5% in approximately 545 acres in the Seward Meridian district of Alaska.

The following table presents information regarding the Company’s costs incurred for the purchase of unproved properties, in exploration and development activities and charges for depletion, if any:

December 31, 2009
Property acquisition costs:
Unproved
Opening balance	$-
Purchase price allocation	22,810

$22,810

NFEC’s properties are evaluated quarterly for the possibility of potential impairment.  Due to its recent acquisition in November of certain oil and gas leases and entry into the exploration stage, the Company determined that its carrying amount did not exceed its fair value and expects to recover its capitalized cost.  Therefore, no impairment was recognized as of December 31, 2009.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

4.           COMMON STOCK

On October 22, 2009, the Company issued 10,000,000 shares of its common stock to its sole officer for cash of $100,000 which was considered a reasonable estimate of fair value.

5.         FAIR VALUE MEASUREMENTS

On October 22, 2009, the Company adopted FASB Accounting Standards Codification No. 820 (SFAS 157), Fair Value Measurements.  ASC 820 relates to financial assets and financial liabilities.

Determination of Fair Value

At December 31, 2009, the Company calculated the fair value of its assets and liabilities for disclosure purposes only.

Valuation Hierarchy

ASC 820 establishes a three-level valuation hierarchy for the use of fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

NORTHERN FUTURE ENERGY CORP.
(An Exploration Stage Company)
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM INCEPTION (OCTOBER 22, 2009)
THROUGH DECEMBER 31, 2009

5.         FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

Fair Value Measurements (continued)

•
Level 3 - Inputs that are both significant to the fair value measurement and unobservable. These inputs rely on management's own assumptions about the assumptions that market participants would use in pricing the asset or liability. (The unobservable inputs are developed based on the best information available in the circumstances and may include the Company's own data.)

The following table presents the Company's fair value hierarchy for those assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	December 31, 2009
	Level 1	Level 2	Level 3	Total
Assets
Cash	$66,126	$-	$-	$66,126
Oil and gas properties	-	-	22,810	22,810
Liabilities
Accrued expenses	-	24,314	-	24,314
	$66,126	$24,314	$22,810

6.           COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company had no lease commitments at December 31, 2009.

7.           PROVISION FOR INCOME TAXES

Income tax expense has not been recognized for the period from inception (October 22, 2009) through December 31, 2009 and no taxes were payable at December 31, 2009, because the Company has incurred losses since its inception.

As of December 31, 2009, the Company had net operating loss carry forwards for income tax reporting purposes of approximately $35,000 that may be offset against future taxable.  However, the amount available to offset future taxable income may be limited.  No tax benefit has been reported in the financial statements because the Company believes there is no assurance the carry forwards will be used.  Potential tax benefits of the loss carry forwards are offset by valuation allowance of the same amount.

8.           SUBSEQUENT EVENTS

The Company has evaluated its subsequent events through February 26, 2010, the date the financial statements were issued.

(d)	Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of Q Accountancy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2010	FORGEHOUSE, INC.

	By:	/s/ Philip Mann
Philip Mann
Chief Financial Officer